TIFF Investment Program (“TIP”)

Supplement dated December 14, 2021

to the TIP Prospectus dated April 30, 2021,
as Supplemented April 30, June 16, and September 30, 2021

This supplement provides new and additional information to the TIP prospectus dated April 30, 2021, as supplemented April 30, June 16, and September 30, 2021.

The following paragraph replaces the paragraph regarding AQR Capital Management, LLC in the Multi-Asset Fund section under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 22 of the prospectus:

AQR Capital Management, LLC (Two Greenwich Plaza, Greenwich, CT 06830) is compensated in part based on assets and in part based on performance. Effective October 1, 2020, the manager receives an asset-based fee of 0.20% per year on all assets comprising the account and a performance-based fee of 14% of the amount by which the value of the account exceeds the value of a hurdle account, determined by reference to the Russell 1000 Index, calculated over 12-month periods ending December 31. Prior to October 1, 2020, the performance-based fee was 17% of the amount by which the value of the account exceeded the value of a hurdle account. Michele L. Aghassi, Ph.D., is a Principal and has been with AQR since 2005. Andrea Frazzini, Ph.D., M.S., is a Principal and has been with AQR since 2008. John Huss is a Principal and has been with AQR since 2013. Lars N. Nielsen, M. Sc. is a Principal and has been with AQR since 2000.

Please keep this supplement for future reference.